UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to Rule 14a-12
AQUILA, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This filing consists of the presentation made by Aquila, Inc. at its 2007 annual stockholders’ meeting held on May 2, 2007, which has been posted on Aquila’s website.

Altec

Aquila

Providing Energy
For Better Living.℠

Aquila
2007 Annual Shareholder Meeting

May 2, 2007

Information Concerning Forward-Looking Statements

This presentation and comments we will make contain forward-looking information relating to financial forecasts and key assumptions underlying those forecasts.  In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Aquila is providing a number of important factors, risks and uncertainties that could cause actual results to differ materially from the provided forward-looking information.  These include forecasts and assumptions involving asset sales, debt reduction, earnings growth, capital expenditures, rate relief, reduction in corporate and central costs, our pending merger, litigation, and tax losses.

Additional factors that could cause actual results to differ materially from these forward-looking statements are located on pages 64 and 65 of our Form 10-K for the year ended December 31, 2006.  Additional risk factors that should be considered are located on pages 21-25 of our Form 10-K for the year ended
December 31, 2006.

Safe Harbor Statement

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger of Aquila and a subsidiary of Great Plains Energy Incorporated, Great Plains will file with the SEC a registration statement on Form S-4, containing a joint proxy statement/ prospectus and other relevant materials. The final joint proxy statement/prospectus will be mailed to the stockholders of Great Plains and
Aquila.  INVESTORS AND SECURITY HOLDERS OF GREAT PLAINS AND AQUILA ARE URGED TO READ THE
JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT PLAINS, AQUILA
AND THE TRANSACTION. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Great Plains or Aquila with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Great Plains by directing a request to: Great Plains Energy,
1201 Walnut, Kansas City, MO 64106, Attn: Investor Relations.  Investors and security holders may obtain free copies of the documents filed with the SEC by Aquila by contacting us at: Aquila, Inc., 20 West Ninth Street, Kansas
City, MO 64105, Attn: Investor Relations.

PARTICIPANTS IN PROXY SOLICITATION

Great Plains, Aquila and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies relating to the proposed merger.  Information about Great Plains’ executive officers and directors and their ownership of Great Plains common stock is set forth in Great Plains’ Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on February 27, 2007, and the proxy statement for Great Plains’ 2007 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2007.  Information regarding Aquila’s executive officers and directors and their ownership of Aquila common stock is set forth in Aquila’s
Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 1, 2007 and the proxy statement for Aquila’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on March
21, 2007.  Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Great Plains, Aquila and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Additional Information

Discussion Agenda

Shareholder Discussion

Formal Meeting Business

Elect Directors

Ratify Auditors

Utility Performance

Review of Proposed Transactions

Next Steps

Annual Meeting Business

Elect Directors

Ratify Auditors

Key Points

We have a tradition of strong utility operations.

Our repositioning added shareholder value.

Capital investment requirements continue.

Proposed transactions enhance value.

Dividend

Investment grade company with lower risk profile

Compatible growth story

Synergies & tax benefits

Building Shareholder Value

2002

Present

Closed Elwood
settlement

Closed Everest sale

Closed Minnesota sale

Closed Missouri sale

Closed Michigan sale

Completed debt
tender

Prepaid term loan

Closed Kansas sale

Exited non-core businesses

Contracted sales of $4.6 billion of non-
utility assets

Terminated $1.6 billion of tolls

Terminated 4 long-term gas contracts

Decreased debt by over $2.1 billion;
improved maturity profile

Raised $446 million from equity
markets in 2004

Completed early exchange of PIES

Obtained efficient working capital
financing

Repositioning:  Liability management underway.

50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
33.2%
39.7%
48.2%
50.0%
2002 *
2005 *
2006 *
2007 Est *

$300
$250
$200
$150
$100
$50
$0
2004
2005
2006
2007 Est
Invest Grade

Aquila

Strengthening Our Capital Structure

($ Millions)

Reducing

Interest Expense

* Excludes LT Gas

Improving Our

Equity Ratio

Cost Recovery Key to Improving Returns

$5.1 MM Settlement

50% - 50%

12.0%

$7.2 MM

11/2006

Kansas Gas

Interim rates in effect

50% - 50%

12.0%

$16.3 MM

11/2006

Nebraska Gas

47.5% - 52.5%

47.5% - 52.5%

Cap Structure

$24.4 MM

$94.5 MM

Requested

7/2006

7/2006

Filed

11.5%

11.5%

ROE

6/2007 Pending

Missouri SJLP

6/2007 Pending

Missouri MPS

Rates Effective

State

$350
$300
$250
$200
$150
$100
$50
$-
Millions
$157
$144
$118
$169
$179
$185
2005 Actual
2006 Actual
2007 Budget
Utility and Merchant Direct Expenses
Corporate Direct Expenses

•

Aquila

O&M Efficiencies Achieved to Date

Operating and Maintenance Expenses

2005-2007 Estimated Corporate Direct Expense Savings of $39.5 million

Cumulative Capital Expenditures (Including AFUDC)

Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2006
2007
2008
2009
2010
Transmission $69mm
Environmental $219mm
Iatan 2 $364mm
CT Plant $186mm
Baseline

Aquila

Capital Requirements Continue

100.6
88.1
84.7
2005
2006
2007 Q1

Avg Minutes to Restore Power Per Customer (CAIDI)

1.2
1.1
1.1
2005
2006
2007 Q1

Avg # Interruptions Per Customer (SAIFI)

99%
99%
98%
2005
2006
2007 Q1

% Meters Read Within 3-day Billing Window

73%
80%
89%
2005
2006
2007 Q1

% Customer Calls Answered Within 20 Seconds

Aquila

Operational Highlights

Industry 1st Quartile: < 1.2 interruptions *

Industry 1st Quartile: < 104 minutes *

Industry Average: 75% **

Objective: 97%

* 2005 EEI Distribution Reliability Report (Released January 2007); **JD Powers

Fewer interruptions

Quicker service restoration

Timely meter reading

Top tier customer service

- 
- 
- 
-

Keep The Weather Outside
SPRING
SUMMER
FALL
WINTER
Aquila
Weatherization Team

Aquila

Environmental Efforts

Significant investments

Ongoing efforts – tire burning, bio-diesel, wind

Power of Trees Program

Weatherization Program

Proposed Transactions

Robust Auction Process

60% stock /
40% cash

$4.15 - $4.60

Strategic party

E

100% Stock

(potential 20%
cash option)

$4.15 - $4.60

Strategic party

D

100% Cash

$4.50

Strategic party

C

100% Stock

$4.50 - $4.95

Strategic party

B

100% Cash

$4.50 - $5.00

Financial party
partnering with
Strategic party

A

Form of
Consideration

Indicative Bid
Range per
Aquila Share

Description of
Participant

Indicative
Bidder

Diverse Interest

Advisor Valuations Range from $2.25 to $4.01 per share

Auction Results

Black Hills Asset Transaction

BH to acquire gas utility properties in CO, IA, NE, & KS and the electric utility property in CO

Asset sale consideration:  $940 million in cash, subject to
closing adjustments

Great Plains Merger Transaction & Consideration

Per ILA share:  $1.80 cash + 0.0856 of a GXP share

Implied value of $4.54 per share as of 02/06/2007 close

Implied value of $4.62 per share as of 04/27/2007 close

Pro forma ownership:  73% GXP & 27% ILA

Dividend policy:  GXP annualized dividend of $1.66 per share

Transaction Next Steps

May/June 2007

File preliminary joint proxy

File definitive joint proxy, including Q1 2007 financial
results

July/August 2007

Mail proxy, pending SEC review

Shareholder vote

Key Points

We have a tradition of strong utility operations.

Our repositioning added shareholder value.

Capital investment requirements continue.

Proposed transactions enhance value.

Aquila
Annual Shareholder Meeting
May 2, 2007